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                                                                 Exhibit 10.36

                      SECOND AMENDMENT TO CREDIT AGREEMENT

To Each of the Lenders Signatory Hereto

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of January 31, 1997, as amended (the "CREDIT AGREEMENT"), between the undersigned, HA-LO Industries, Inc., an Illinois corporation (the "COMPANY"), American National Bank and Trust Company of Chicago, as agent for the Lenders (the "AGENT"), and you (the "LENDERS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company has requested that the Lenders extend the Term Credit Termination Date and the Termination Date from January 31, 1999, to March 1, 1999, and the Lenders are willing to do so on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.       AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the definitions of "Term Credit Termination Date" and "Termination Date" appearing in Section 9.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                  "TERM CREDIT TERMINATION DATE" means March 1, 1999, or such earlier date on which the Term Loan Commitments are terminated in whole pursuant to Sections 3.6, 8.2 or 8.3 hereof.

                  "TERMINATION DATE" means March 1, 1999, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Sections 3.6, 8.2 or 8.3 hereof, or such later date to which the Revolving Credit Commitments are extended pursuant to Section 11.11 hereof.

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                   2.1 The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

                   2.2 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

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3.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       MISCELLANEOUS.

         4.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.2 The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

         4.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of January 20, 1999.


                                       HA-LO INDUSTRIES, INC.



                                       By
                                         Name
                                             ----------------------------------

                                         Title
                                              ---------------------------------

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         Accepted and agreed to as of the date and year last above written.


                                             AMERICAN NATIONAL BANK AND TRUST
                                               COMPANY OF CHICAGO, individually
                                               and as Agent


                                             By
                                               Name
                                                   ----------------------------

                                               Title
                                                    ---------------------------

                                             HARRIS TRUST AND SAVINGS BANK



                                             By
                                               Name
                                                   ----------------------------

                                               Title
                                                    ---------------------------

                                             COMERICA BANK



                                             By
                                               Name
                                                   ----------------------------

                                               Title
                                                    ---------------------------